UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 22, 2003

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANICAL CONDITION

On October 22, 2003, Unifi, Inc. issued a press release announcing the results for its first quarter of fiscal year 2004 ending September 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                UNIFI, INC.

                                                                               By: /s/ CHARLES F. MCCOY
                                                                                          Charles F. McCoy
                                                                                          Vice President, Secretary and General
                                                                                               Counsel

Dated: October 23, 2003

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                                                                             EXHIBIT INDEX

Exhibit No.                     Description

     99.1                News Release disseminated on October 22, 2003 by Unifi, Inc. concerning the results for its first quarter of fiscal year 2004 ending September 28, 2003.

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